UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

On November 28, 2022, Ichor Holdings, Ltd. (the “Company”) announced the hiring of Bruce Ragsdale as chief operating officer (“COO”). Mr. Ragsdale is expected to commence employment with the Company on December 12, 2022.

Mr. Ragsdale most recently served as vice president, supply chain sourcing at Intel Corporation. He previously served as senior vice president, global operations and supply chain at ASM International, where from 2015 until 2022 he was responsible for all aspects of worldwide operations, including engineering, manufacturing, supply chain and logistics. Prior to ASM International, Mr. Ragsdale spent over 20 years at Applied Materials, where he most recently served as vice president, global supply chain management in Singapore, from 2013 to 2015. Mr. Ragsdale earned his bachelor’s degree in electrical engineering from DeVry University and his MBA focused on technology management and product commercialization from the University of Phoenix.

The Company’s wholly-owned subsidiary, Ichor Systems, Inc., and Mr. Ragsdale have entered into an “at will” employment offer letter effective November 15, 2022. Pursuant to the offer letter, Mr. Ragsdale will be (i) paid an annual base salary of $450,000, (ii) paid a one-time sign-on bonus of $100,000, payable in January 2023, subject to certain conditions, (iii) eligible to earn an annual cash bonus targeted at 75% of his base salary, (iv) granted restricted stock units representing a fair value of $1,600,000, and (v) eligible to participate in health and welfare benefit programs offered to other Company employees.

There are no family relationships between Mr. Ragsdale and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Ragsdale that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The above summary of Mr. Ragsdale’s employment offer letter does not purport to be complete and is qualified in its entirety by the employment offer letter, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01  Regulation FD Disclosure

A copy of the press release announcing Mr. Ragsdale’s appointment as COO is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated November 15, 2022, between Ichor Systems, Inc. and Bruce Ragsdale.
99.1	Press Release, dated November 28, 2022, announcing the appointment of Bruce Ragsdale as Chief Operating Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: November 28, 2022	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer